UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per value per share	TTGT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2022, TechTarget, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved, among other proposals, the TechTarget, Inc. 2022 Employee Stock Purchase Plan (the “2022 Employee Stock Purchase Plan”), which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval. The 2022 Employee Stock Purchase Plan permits full-time and part-time employees of the Company and its subsidiaries to purchase shares of the Company’s common stock, par value $0.001 at a discounted price.

The foregoing brief description of the 2022 Employee Stock Purchase Plan is qualified in its entirety by the text of the 2022 Employee Stock Purchase Plan. A more detailed description of the 2022 Employee Stock Purchase Plan, contained on pages 27-31 of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 20, 2022 (the “Proxy Statement”), is also incorporated by reference. A complete copy of the 2022 Employee Stock Purchase Plan is attached hereto as Exhibit 99.1 and is also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Below are the voting results for the proposals submitted to the Company’s stockholders for a vote at the Annual Meeting held on June 7, 2022.

Proposal No. 1 - The Company's stockholders elected the two Class III director nominees, named below and in the Proxy Statement, to the Board for a three-year term until the Company’s 2025 Annual Meeting of Stockholders or until their respective successors are elected and duly qualified as set forth below:

	For	Against	Abstain	Broker Non-Votes
Perfecto Sanchez	24,423,390	1,507,935	2,920	2,736,446
Greg Strakosch	24,240,006	1,691,319	2,920	2,736,446

Proposal No. 2 - The Company’s stockholders ratified the appointment of Stowe & Degon, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 as set forth below:

For	Against	Abstain

28,651,443	16,463	2,785

Proposal No. 3 - The Company’s stockholders approved the 2022 Employee Stock Purchase Plan as set forth below:

For	Against	Abstain	Broker Non-Votes

25,917,921	14,476	1,848	2,736,446

Item 9.01(d). Financial Statements and Exhibits.

Exhibit Number	Description

99.1	TechTarget, Inc. 2022 Employee Stock Purchase Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechTarget, Inc.

Date: June 9, 2022	By:	/s/ Daniel Noreck
Daniel Noreck
Chief Financial Officer and Treasurer